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                                                                EXHIBIT 10.5






                          AGREEMENTS BETWEEN ACCULASE
                       AND BAXTER HEALTHCARE CORPORATION













*  EXHIBIT FILED PURSUANT TO CONFIDENTIAL TREATMENT